UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 6, 2006

                CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES
            (Exact name of Registrant as specified in its charter)


            California                0-10831                 94-2744492
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation)          File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Institutional Properties (the "Registrant") owns a 100% interest in CCIP Indian Creek Village, LLC, a Delaware limited liability company (the "Partnership"), which owns Indian Creek Village Apartments ("Indian Creek"), a 273-unit apartment complex located in Overland Park, Kansas. As previously disclosed, on November 28, 2005 (the "Effective Date"), the Partnership entered into a Purchase and Sale Contract (the "Purchase Agreement") with a third party, Northview Realty Group, Inc., a Canadian corporation (the "Purchaser"), to sell Indian Creek to the Purchaser for a total sales price of $15,675,000.

On January 6, 2006, the Partnership and the Purchaser entered into an amendment to the Purchase Agreement, a copy of which is attached as an exhibit, to reduce the purchase price to $14,900,000.



Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.42 First Amendment to the Purchase and Sale Contract between CCIP Indian Creek Village, LLC, a Delaware limited liability company, and Northview Realty Group, Inc., a Canadian corporation, dated December 28, 2005.

10.43 Second Amendment of Purchase and Sale Contract between CCIP Indian Creek Village, LLC, a Delaware limited liability company, and Northview Realty Group, Inc., a Canadian corporation, dated January 6, 2006.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES


                                 By:     CONCAP EQUITIES, INC.
                                         General Partner

                                 By:    /s/Martha L. Long
                                        Martha L. Long
                                        Senior Vice President

                                 Date:  January 10, 2006

                                                                   Exhibit 10.42

                             FIRST AMENDMENT TO THE
                           PURCHASE AND SALE CONTRACT

      This Amendment to the Purchase and Sale Contract (the "Contract") is executed as of the 28th day of December, 2005, by and between CCIP Indian Creek Village, L.L.C., a Delaware limited liability company ("Seller") and Northview Realty Group, Inc., a Canadian corporation ("Purchaser").

                                 R E C I T A L S

      WHEREAS, Seller and Purchaser entered into the Contract having an effective date of November 28, 2005, pursuant to which Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller, property known as the Indian Creek Village Apartments in Overland Park, Kansas (the "Property"); and

      WHEREAS, Purchaser and Seller desire to amend the Contract to extend the Feasibility Period.

                                    CONTRACT

      NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Paragraph 3.1 is hereby amended by deleting "30 days after the Effective Date" and inserting in lieu thereof the date of "January 6, 2006".

2. The Contract shall otherwise remain in full force and effect except as expressly amended hereby.

3. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute but one and the same Contract. Facsimile signatures shall be deemed valid and binding for all purposes hereunder.

                   [Rest of page left intentionally blank]

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Thus Agreed and Accepted:                Thus Agreed and Accepted:

CCIP Indian Creek Village, L.L.C.,       Northview Realty Group, Inc.,
a Delaware limited liability company     a Canadian corporation

By:   Consolidated Capital
      Institutional Properties, a California
      limited partnership,
      its sole member

By:   ConCap Equities, Inc.,
      a Delaware corporation,
      its sole general partner
                                         By: /s/ Doug Reim
By: /s/ Brian V. Bornhorst               Name:  Doug Reim
Name: Brian V. Bornhorst                 Title:  President
Title: Vice President                    Date:  December 28, 2005
Date:  December 28, 2005

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                                                                   Exhibit 10.43

                              SECOND AMENDMENT OF
                           PURCHASE AND SALE CONTRACT


      THIS SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT (this "Amendment") is entered into effective as of the 6th day of January 2006, by and between CCIP INDIAN CREEK VILLAGE, L.L.C., a Delaware limited liability company ("Seller"), and NORTHVIEW REALTY GROUP, INC., a Canadian corporation ("Purchaser").

                                    RECITALS

A. Seller and Purchaser entered into that certain Purchase and Sale Contract dated as of November 28, 2005, as amended by that certain First Amendment to the Purchase and Sale Contract dated as of December 28, 2005 (as so amended, the "Contract"), regarding real property located in Johnson County, Kansas and more particularly described in the Contract.

B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.

C. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

            NOW  THEREFORE,   for  valuable   consideration,   the  receipt  and
sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                   AGREEMENTS

1. Purchase Price. Section 2.2 of the Contract is hereby amended by deleting therefrom "Fifteen Million Six Hundred Seventy Five Thousand and no/100 Dollars ($15,675,000.00)" and inserting in lieu thereof "Fourteen Million Nine Hundred Thousand and no/100 Dollars ($14,900,000.00)," such that for all purposes under the Contract the Purchase Price is $14,900,000.00.

2. Expiration of Feasibility Period. Purchaser hereby acknowledges and agrees that the Feasibility Period has expired and that all contingencies relating to the Feasibility Period, as more particularly set forth in Section 3.2, have been waived by Purchaser as of the date of this Amendment. Additionally, Purchaser hereby acknowledges and agrees that all contingencies relating to Purchaser's review of the Title Commitment and Survey, as more particularly set forth in
Section 4.3 of the Contract, have been waived by Purchaser as of the date of this Amendment.

3. Additional Deposit. Section 2.2.2 of the Contract is hereby amended by deleting therefrom "On the day that the Feasibility Period expires," and inserting in lieu thereof "January 10, 2006," such that for all purposes under the Contract Purchaser shall deliver to Escrow Agent the Additional Deposit on January 10, 2006.


4. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.

5. Counterparts. This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to another party to this Amendment or its counsel
(i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party's execution of this Amendment.
                 [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.
                              Seller:

                              CCIP INDIAN CREEK VILLAGE, L.L.C.,
                              a Delaware limited liability company

                              By:   Consolidated Capital Institutional
                                   Properties
                                    a California limited partnership,
                                    its sole member

                                    By:   ConCap Equities, Inc.,
                                          a Delaware corporation,
                                          its sole general partner

                                          By: /s/ Brian V. Bornhorst
                                          Name: Brian V. Bornhorst
                                          Title: Vice President

                              Purchaser:


                              NORTHVIEW REALTY GROUP, INC.,
                              a Canadian corporation
                              By: /s/ Doug Reim
                              Name: Doug Reim
                              Title: President